UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the Securities Exchange Act of 1934

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Celcuity Inc.
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CELCUITY INC.
16305 36th Avenue North, Suite 100
Minneapolis, MN 55446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2020

TO THE STOCKHOLDERS OF CELCUITY INC.:

Please Take Notice that Celcuity Inc. (“Celcuity”) will hold its 2020 Annual Meeting of Stockholders at the offices of Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, on May 14, 2020 at 2:00 p.m. local time. Celcuity is holding this meeting for the purpose of considering and taking appropriate action with respect to the following:

1.
To elect the six director nominees named in the Proxy Statement to the Celcuity Board of Directors, to serve until the earlier of the next annual meeting of stockholders, the election of such director’s successor, or such director’s death, resignation or removal;

2.
To ratify the appointment of Boulay PLLP as Celcuity’s independent registered public accounting firm for the year ending December 31, 2020;

3.
To approve, on an advisory basis, named executive officer compensation;

4.
To approve the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan; and

5.
To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Holders of record of Celcuity common stock at the close of business on March 17, 2020 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 2019 also accompanies this Notice.

By Order of the Board of Directors,

/s/ Brian F. Sullivan

Chairman of the Board of Directors and
Date: March 31, 2020	Chief Executive Officer

Your vote is important. To vote your shares, please vote by telephone or Internet, as directed in the Proxy Statement, or, if you received a proxy card or voting instruction form by mail, please complete, sign, date and mail the proxy card or voting instruction form promptly in the envelope provided. The prompt return of proxies will save Celcuity the expense of further requests for proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020:

This Notice, the Proxy Statement, and the Annual Report on Form 10-K are available at www.proxyvote.com and on the Investor Relations section of Celcuity’s website at www.celcuity.com/home/investors/.

CELCUITY INC.
16305 36th Avenue North, Suite 100
Minneapolis, MN 55446

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Celcuity Inc., a Delaware corporation (“Celcuity,” the “Company,” “we,” “our” or “us”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Celcuity corporate offices, 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, at 2:00 p.m. local time on May 14, 2020.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.
To elect the six director nominees named in this Proxy Statement to the Celcuity Board of Directors, to serve until the earlier of the next annual meeting of stockholders, the election of such director’s successor, or such director’s death, resignation or removal;

2.
To ratify the appointment of Boulay PLLP as Celcuity’s independent registered public accounting firm for the year ending December 31, 2020;

3.
To approve, on an advisory basis, named executive officer compensation;

4.
To approve the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan; and

5.
To transact any other business as may properly come before the Annual Meeting or any adjournments thereof, including matters incident to the conduct of the Annual Meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

Notice and Access Delivery

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank, or other nominee (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about March 31, 2020 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 17, 2020. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

You can choose to receive our future proxy materials electronically by visiting www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting www.proxyvote.com, sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

Solicitation

This solicitation is made by Celcuity, and Celcuity will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

Only holders of record of our common stock at the close of business on March 17, 2020 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of March 17, 2020, there were 10,253,988 shares of our common stock outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

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To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 13, 2020, to be counted.

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To vote over the Internet, go to www.proxyvote.com to complete an electronic proxy card. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 13, 2020, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials or contact your broker to request a proxy form.

Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, such shares may be voted by the broker on “routine” matters, which includes ratification of the appointment of our independent registered public accounting firm (Proposal 2). All other proposals in this Proxy Statement are considered “non-routine.” Your broker will not be able to vote your shares on non-routine matters being considered at the Annual Meeting unless you have given instructions to your broker prior to the Annual Meeting on how to vote your shares. When the broker does not obtain direction to vote the shares, the broker’s abstention is referred to as a “broker non-vote.” Broker non-votes will be considered present for quorum purposes at the Annual Meeting.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

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FOR the election of each of the director nominees (Proposal 1).

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FOR the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2).

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FOR the approval, on an advisory basis, of named executive officer compensation (Proposal 3).

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FOR the approval of the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan (Proposal 4).

If you complete and submit your proxy before the Annual Meeting, the persons named as proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Vote Required

For the election of directors, you have the option to vote “For” or “Withhold” authority to vote for any of the director nominees. Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the six director nominees with the most votes will be elected. If you “Withhold” authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

For the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Boulay PLLP as our independent registered public accounting firm. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will have discretionary authority to vote your shares with respect to this proposal.

For the approval, on an advisory basis, of the compensation of our named executive officers, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to this proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on this proposal, they will have no effect on the outcome of the proposal. The vote on approval of the compensation of our named executive officers is an advisory vote, which means that the result of the vote is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

For the approval of the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan. If you mark “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to this proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on this proposal, they will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted. If you are a record holder of your shares, you may revoke your proxy in any one of the following ways: (1) sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446; (2) submitting a properly signed proxy with a later date; (3) submitting a new vote by telephone or Internet; or (4) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them in order to find out how to revoke your proxy.

Other Business

Our Board currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

FINANCIAL INFORMATION

Our 2019 Annual Report on Form 10-K filed with the SEC, including, but not limited to, the balance sheets and the related statements of operations, changes in stockholders’ equity and cash flows for Celcuity as of and for the years ended December 31, 2019 and 2018 accompanies these materials. A copy of the 2019 Annual Report on Form 10-K may be obtained without charge upon request to our Chief Financial Officer, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446. Our 2019 Annual Report on Form 10-K is also available on our website at www.celcuity.com/home/investors/sec-filings/.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Celcuity’s business and affairs are managed under the direction of the Board. All our directors are elected at each annual meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy agents will have discretionary authority to vote, pursuant to the proxies, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy agents.

Nominees for Election

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the six persons named in the table below for election as directors at the Annual Meeting. Each nominee listed below currently serves as a director of Celcuity. Each of Dr. Buller and Dr. Furcht is standing for election for the first time at the Annual Meeting. Dr. Furcht was appointed in May 2019 and Dr. Buller was appointed in December 2019 and each was recommended for appointment by the current directors.
Name of Nominee	Age	Position Held with Celcuity Inc.	Director Since
Richard E. Buller	70	Director	2019
David F. Dalvey	61	Director	2014
Leo T. Furcht	73	Director	2019
Lance G. Laing	58	Director, Chief Science Officer, Vice President, and Secretary	2012
Richard J. Nigon	72	Director	2017
Brian F. Sullivan	58	Chairman of the Board and Chief Executive Officer	2012

The Board has determined that each of Richard E. Buller, David F. Dalvey, Leo T. Furcht, and Richard J. Nigon qualifies as an independent director under the rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”). Accordingly, the Board is and will be composed of a majority of independent directors.

Set forth below with respect to each director nominee standing for election at the Annual Meeting is each nominee’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

Richard E. Buller, M.D., Ph.D., was appointed to Celcuity’s Board in December 2019. Dr. Buller has over 15 years of experience leading oncology clinical development and translational medicine departments at major pharmaceutical companies. He has participated in the development of 15 drugs and several companion diagnostics that received U.S. FDA approval. Dr. Buller most recently served as Head Oncology Clinical Development and Vice President of Translational Oncology at Pfizer, Inc, one of the world’s largest pharmaceutical companies, until he retired in 2016. He had previously served as Vice President of Translational Medicine at Exelixis, a leading biopharmaceutical company, where he led efforts to study patients selected by molecular testing for inclusion in their phase 2 and phase 3 clinical trials. He began his pharmaceutical company career at GlaxoSmithKline as Director of the Oncology Medicine Development Center. Prior to his leadership positions in drug development, he was Professor of Gynecologic Oncology at the University of Iowa, where he led laboratory research focused on identifying genomic variants involved in ovarian cancer. He received his M.D. from the Baylor College of Medicine, where he also received his Ph.D. in cell biology. Among other attributes, skills, and qualifications, the Board believes Dr. Buller is uniquely qualified to serve as a director based on his oncology drug and diagnostic development expertise.

David F. Dalvey has served as a member of Celcuity’s Board since February 2014. Mr. Dalvey has more than 30 years of experience in the fields of corporate finance and venture capital, working primarily with growth-oriented technology and life-science businesses. He has over 10 years of corporate finance advisory experience with two national investment banks, completing over 150 individual transactions. He has been the General Partner of Brightstone Venture Capital, a venture capital management company, since September 2000. Brightstone is a 25-year old venture capital management company that has raised and managed ten venture partnerships. Previously, he held management positions with R.J. Steichen and Company, an investment bank, from 1995 to 2000, The Food Fund LP, a venture capital firm, from 1992 to 1995 and Wessels, Arnold & Henderson, an investment bank, from 1987 to 1992. Mr. Dalvey served on the board of directors for Navarre Corporation (now Speed Commerce, Inc.) from 2009 until November 2012, on the board of managers for Blue Rock Market Neutral Fund, a mutual fund registered under the Investment Company Act of 1940, from 2000 to 2014 and on the board of directors for Digitiliti, Inc. from July 2011 until October 2012. Mr. Dalvey has significant operational exposure as a board director or advisor to many other public and privately held growth businesses and has served on these companies’ audit, strategic or governance committees, including companies such as HomeSpotter, Definity Health, AppTec Laboratories, CHF Solutions, BiteSquad, Agiliti, and Nature Vision. Mr. Dalvey received a B.S. in Business/Management Economics from University of Minnesota. Among other attributes, skills, and qualifications, the Board believes Mr. Dalvey is uniquely qualified to serve as a director based on his leadership experience in operating both public and private companies and his experience working in the investment community and with investment firms, which enable him to bring valuable insight and knowledge to our Board.

Leo T. Furcht, M.D., was appointed to Celcuity’s Board in May 2019. Dr. Furcht is currently Allen-Pardee Professor of Cancer Biology and Head of the Department of Laboratory Medicine and Pathology at the University of Minnesota and a member of the Division of Molecular Pathology and Genomics. He served as Chairman of the Board of Directors for University of Minnesota Physicians, the Medical School practice plan with approximately 700 physicians, from 2004-2014. He was also the founding Director of the Biomedical Engineering Center from 1990-2001, where he led efforts to establish stem cell and molecular diagnostics expertise at the University of Minnesota. He has published more than 180 scientific papers and holds more than 30 patents in the fields of polypeptides, biomaterials, and adult stem cells. His business experience includes co-founding two medical technology companies, South Bay Medical, a medical device company that was acquired by Mentor Corporation, and Diascreen, a diagnostics company, which was later acquired by Chronimed. Among other attributes, skills, and qualifications, the Board believes Dr. Furcht is uniquely qualified to serve as a director based on his research in tumor cell behavior and extracellular matrix proteins, Head of the University of Minnesota’s Department of Laboratory Medicine and Pathology, and his experience in several biotechnology start-ups.

Lance G. Laing, Ph.D. is our co-founder and has served as Chief Science Officer, Vice President, Secretary and a director since we commenced operations in 2012. Dr. Laing’s career spans more than 15 years in drug discovery research and technology development. He received his doctorate in biophysics and biochemistry from The Johns Hopkins University and completed a National Institutes of Health post-doctoral fellowship at Washington University Medical School. He has received 18 U.S. patents and has an additional 24 U.S. patents pending. His drug discovery research career began at Scriptgen/Anadys Pharmaceuticals (purchased by Novartis), where he worked under Professor Peter Kim, who became President of Merck Research. He also was Director of Chemistry and Bioapplications and Director of Detection Product Development for two companies that each developed instruments similar to those Celcuity uses to perform the CELsignia tests. His work at these two instrument companies gave him unique expertise and experience in developing a variety of patented applications for these instruments. Most recently, he served as an executive director for an international drug discovery and development company. Among other attributes, skills, and qualifications, the Board believes Dr. Laing is uniquely qualified to serve as a director based on his significant research, medical and scientific expertise.

Richard J. Nigon, is currently Senior Vice President of Cedar Point Capital, LLC., a private company that raises capital for early stage companies, where he has served since 2007. Mr. Nigon has also been a board member for Tactile Systems Technology since September 2012 and Northern Technologies International Corp. since February 2010, including serving as its non-executive Chairman of the board of directors since November 2012. Mr. Nigon also serves as a director of several private companies. Mr. Nigon previously served as a board member for Vascular Solutions, Inc. from November 2000 to February 2017, when it was acquired by Teleflex, Incorporated and as a board member for Virtual Radiologic Corporation from May 2007 until it was acquired in July 2010. From February 2001 until December 2006, Mr. Nigon was a Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard, a privately held investment firm, which was acquired in December 2006 by Stifel Nicolaus, a brokerage and investment banking firm. After that acquisition, Mr. Nigon became a Managing Director of Private Placements of Stifel Nicolaus until May 2007. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young LLP from 1970 to 2000, where he served as a partner from 1981 to 2000. While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young’s Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing sectors. Among other attributes, skills, and qualifications, the Board believes Mr. Nigon is qualified to serve as a director because of his extensive public accounting and auditing experience, including experience with emerging growth companies. The Board also believes that Mr. Nigon will bring a strong background in financial controls and reporting, financial management, financial analysis, SEC reporting requirements and mergers and acquisitions. His strategic planning expertise gained through his management and leadership roles at private investment firms also makes him well-suited to serve as a member of the Board.

Brian F. Sullivan is our co-founder and has served as Chairman of the Board and Chief Executive Officer since we commenced operations in 2012. Mr. Sullivan has over 25 years of experience founding and building successful, high growth technology companies. He was Chairman and CEO of SterilMed, a medical device reprocessing company, from 2003, when he led an investment group to acquire a majority interest, until its sale to Ethicon Endo-Surgery Inc., a Johnson & Johnson company, for $330 million in 2011. Previously, he was co-founder and Chief Executive Officer of Recovery Engineering, a filtration company, which he took public and subsequently sold to Procter & Gamble for $265 million in 1999. Since 2003, Mr. Sullivan has served on the board of directors of Entegris, Inc., a publicly-held company. Mr. Sullivan has received six U.S. patents and has several patents pending. He graduated magna cum laude with distinction from Harvard College with an A.B. in economics. Among other attributes, skills, and qualifications, the Board believes Mr. Sullivan is uniquely qualified to serve as a director based on his extensive operational and business development experience, and his knowledge in building stockholder value, growing a company from inception and navigating significant corporate transactions and the public company process.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

STOCKHOLDERS VOTE FOR THE SLATE OF NOMINEES NAMED ABOVE.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Boulay PLLP (“Boulay”), an independent registered public accounting firm, has audited the Company’s financial statements for the years ended December 31, 2019, and 2018. The Audit Committee appointed Boulay as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and has also reviewed and approved the scope and nature of the services to be performed for Celcuity by Boulay. Representatives of Boulay are expected to be present at the Annual Meeting to make a statement if they wish to do so, and to respond to appropriate stockholder questions. The engagement agreement entered into with Boulay for 2020 is subject to mediation and arbitration procedures as the sole method for resolving disputes.

Ratification of the appointment of Boulay as the Company’s independent registered public accounting firm is not required to be submitted to our stockholders for a vote. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance. If the appointment of Boulay is not ratified by the stockholders at the Annual Meeting, the Audit Committee may reconsider whether to retain Boulay, and may retain Boulay or another firm without resubmitting the matter to the Company’s stockholders. Even if the stockholders vote in favor of ratification of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of Boulay regularly attend meetings of the Audit Committee. The Audit Committee pre-approves and reviews audit and non-audit services performed by Boulay, as well as the fees charged by Boulay for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on Boulay’s independence. To avoid potential conflicts of interest, publicly traded companies are prohibited from obtaining certain non-audit services, such as bookkeeping or actuarial services, from its independent registered public accounting firm. In 2019 and 2018, we did not obtain any of these prohibited services from Boulay. For additional information concerning the Audit Committee and its relationship with Boulay, see “Corporate Governance” and “Audit Committee Report” below.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered by Boulay for 2019 and 2018.
	2019	2018
Audit Fees	$56,855	$55,728
Audit-Related Fees	-	-
Tax Fees	3,375	3,000
All Other Fees	-	2,395
Total	$60,230	$61,123

Audit Fees.  These fees were for professional services rendered for 2019 and 2018 in connection with the audit of our annual financial statements and review of the financial statements included in our Quarterly Reports on Form 10-Q.  The amounts also include fees for services that are normally provided by Boulay in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees.  These fees were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, or accounting consultations about the application of generally accepted accounting principles to proposed transactions.

Tax Fees. These fees were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees. These fees were primarily for services related to our Registration Statement on Form S-3.

Pre-Approval Policy

The charter of the Audit Committee requires the pre-approval of all non-audit services before any such non-audit services are performed for the Company. The charter of the Audit Committee is posted on the Company’s website at www.celcuity.com/home/investors/corporate-governance/. We formed our Audit Committee in connection with our initial public offering in 2017.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Boulay as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), require companies to provide their stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of their named executive officers. We are an “emerging growth company” as defined under the Jumpstart Our Business Startups Act (the “JOBS Act”) and are therefore not required to provide our stockholders with this opportunity. However, because we seek to closely align the interests of our named executive officers with the interests of our stockholders, our Board is nonetheless requesting our stockholders approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2017 STOCK INCENTIVE PLAN

General

We are seeking stockholder approval of the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan, or the 2017 Plan. The 2017 Plan was adopted by our Board on March 20, 2020, subject to stockholder approval. The 2017 Plan amends and restates in its entirety the Celcuity Inc. 2017 Stock Incentive Plan, which was previously approved by our stockholders on May 10, 2018.

A general description of the 2017 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached hereto as Appendix A. The 2017 Plan incorporates, among other minor updates, updates to reflect the total amount of shares reserved for issuance under the 2017 Plan as of the date hereof, as well as the number of shares that may be issued as incentive stock options; clarification that shares of common stock withheld to satisfy tax withholding obligations on an award or to pay the exercise price of a stock option will not become available for re-issuance under the 2017 Plan after they have been withheld for such purposes; clarification that the Compensation Committee’s ability to amend or modify any outstanding award extends to the ability to reduce the exercise price of any outstanding options; clarification that no termination of employment or other service by a participant in the 2017 Plan occurs as a result of a transfer of employment between the Company and any subsidiary or among subsidiaries or as a result of a leave of absence approved by the Company; and removal of provisions related to the prior version of Section 162(m) of the Internal Revenue Code, which is no longer applicable to the Company.

Description of the Plan

Purpose. The purpose of the 2017 Plan is to advance the interests of the Company and its stockholders by enabling us to attract and retain persons of skill and ability to perform services for the Company by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement of our economic objectives. As of December 31, 2019, 44 individuals were eligible for selection to receive awards under the Plan.

Shares Available. We initially reserved 750,000 shares of our common stock to be issued under our 2017 Plan. The number of shares reserved for issuance was automatically increased by 102,540 shares on January 1, 2020 and will increase automatically on January 1 of each of 2021 through 2027 by the number of shares equal to 1.0% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31. However, our Board may reduce the amount of the increase in any particular year. Any shares of common stock that are subject to an award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of common stock that are subject to an award that is settled or paid in cash or any form other than shares of common stock will automatically again become available for issuance under the 2017 Plan. Any shares of common stock that constitute the forfeited portion of a restricted stock award, however, will not become available for re-issuance under the 2017 Plan after they have been so forfeited. Any shares of common stock withheld to satisfy tax withholding obligations on an award or to pay the exercise price of a stock option will not become available for re-issuance under the 2017 Plan after they have been withheld for such purposes. As of February 29, 2020, 8,258 shares had been issued or withheld under the 2017 Plan, 412,438 shares were subject to outstanding awards, and 431,844 shares were available for additional grants under the 2017 Plan.

Awards Available. Our 2017 Plan authorizes the award of stock options, restricted stock awards, or RSAs, stock appreciation rights, or SARs, restricted stock units, or RSUs, performance awards and stock bonuses. No person will be eligible to receive more than 250,000 shares in any calendar year under our 2017 Plan other than a new employee of ours, who will be eligible to receive no more than 500,000 shares under the 2017 Plan in the calendar year in which the employee commences employment. No more than 750,000 shares will be issued pursuant to the exercise of incentive stock options.

Our 2017 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors, provided the consultants, independent contractors, directors and advisors are natural persons that render services not in connection with the offer and sale of securities in a capital-raising transaction. The awards granted may vest based on time and/or achievement of performance conditions.

Stock options granted under the 2017 Plan may either be granted as incentive stock options or as non-qualified stock options. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The exercise price of stock options must be at least equal to the fair market value of our common stock on the date of grant. The maximum term of options granted under our 2017 Plan is ten years.

A RSA is a grant by us of shares of our common stock subject to restrictions. The price (if any) of an RSA will be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

SARs provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price up to a maximum amount of cash or number of shares.

RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance conditions. If an RSU has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder of the RSU whole shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

Performance shares are performance awards that cover a number of shares of our common stock that may be settled in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve the performance conditions.

Stock bonuses may be granted as additional compensation for service or performance and, therefore, will not be issued in exchange for cash.

Transferability. Awards granted under our 2017 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by our Compensation Committee. Unless otherwise permitted by our Compensation Committee, stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Options granted under our 2017 Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, for a period of 12 months in the case of death or disability, or such longer period as our Compensation Committee may provide. Options generally terminate immediately upon termination of employment for cause.

Certain Adjustments. In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a stock split, appropriate adjustments will be made to the number of shares reserved under our 2017 Plan, the maximum number of shares that can be granted in a calendar year and the number of shares and exercise price, if applicable, of all outstanding awards under our 2017 Plan.

Change of Control and Other Corporate Events. Our 2017 Plan provides that, in the event of specified types of mergers or consolidations, a sale, lease, or other disposition of all or substantially all of our assets or other corporate transactions, outstanding awards under our 2017 Plan may be assumed or replaced by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding under our 2017 Plan; outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities (or a combination thereof) of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or outstanding awards may be terminated for no consideration. Our Board or its Compensation Committee has the discretion to provide that a stock award under our 2017 Plan will immediately vest as to all or any portion of the shares subject to the stock award at the time of a corporate transaction or in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of the transaction. Stock awards held by participants under our 2017 Plan will not vest automatically on such an accelerated basis unless specifically provided in the participant’s applicable award agreement. In the event of a corporate transaction, the vesting of all awards granted to non-employee directors shall accelerate and such awards shall become exercisable (as applicable) in full upon the consummation of the corporate transaction.

Termination; Amendment. Our 2017 Plan will terminate on September 6, 2027, unless it is terminated earlier by our board of directors. Our Board may amend or terminate our 2017 Plan at any time. Our Board generally may amend our 2017 Plan, without stockholder approval unless required by applicable law.

Plan Administration. Our 2017 Plan is administered by our Compensation Committee or by our Board acting in place of our Compensation Committee. The Compensation Committee has the authority to construe and interpret our 2017 Plan, grant awards, amend or modify any outstanding award (subject to certain limitations), and make all other determinations necessary or advisable for the administration of the plan. This authority includes the ability to modify the number of shares or other terms and conditions of an award, extend the term of an award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an award, reduce the exercise price of any outstanding option, accept the surrender of any outstanding award or, to the extent not previously exercised or vested, authorize the grant of new awards in substitution for surrendered awards.

Tax Consequences

Options and SARs. Stock options granted under the 2017 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, as amended, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83, as amended. Generally, no federal income tax is payable by the participant upon the grant or exercise of an incentive stock option and no deduction is taken by us. If the participant holds the stock acquired upon exercise of the option for a certain period, all appreciation in the value of the shares will be taxed at favorable capital gains tax rates. If the required holding period is not met, then any appreciation in the stock up to the date of exercise will be taxed at ordinary income tax rates. If after exercise, the participant disposes of the shares within a certain time period, we will be entitled to deduct the appreciation on the shares at the time of exercise. Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and we will be entitled to a corresponding tax deduction. Similar rules apply to SARs.

RSAs, RSUs and Performance Shares. RSAs, RSUs and performance shares under the 2017 Plan generally are not subject to federal income tax when awarded, unless, solely in the case of RSAs, the participant properly elects to accelerate the tax recognition. RSAs are generally subject to ordinary income tax at the time the restrictions lapse, and performance shares are taxed at the time the performance targets are met. RSUs are generally subject to ordinary tax at the time of payment, even if vested earlier. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the RSAs, RSUs or performance shares.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the Compensation Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees and directors under the 2017 Plan. Therefore, a New Plan Benefits Table has not been provided.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Celcuity represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the Company’s Amended and Restated 2017 Stock Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2017 STOCK INCENTIVE PLAN.

CORPORATE GOVERNANCE

Our Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace, and to ensuring that the Company is managed for the long-term benefit of our stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process. Our Board has adopted the Celcuity Inc. Code of Ethical Business Conduct for Senior Financial Officers (the “Code of Ethics”) and a charter for each committee of the Board. The Code of Ethics and the Charters of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, as amended from time to time, are available on the Company’s website at www.celcuity.com/home/investors/corporate-governance/ and will be provided in printed form to any stockholder who requests them from us. Requests should be directed to Investor Relations, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446.

Board of Directors

Our bylaws provide that the size of our Board will be determined from time to time by resolution of our Board. Under our bylaws, a director elected for an indefinite term serves until the next regular meeting of the stockholders and until the director’s successor is elected, or until the earlier death, resignation or removal of the director. Our bylaws provide that members of our Board will be elected by a plurality vote of our stockholders.

Director Independence

The Board has determined that Richard E. Buller, David F. Dalvey, Leo T. Furcht, and Richard J. Nigon are independent directors under the Nasdaq Listing Rules. In evaluating independence, the Board considered Mr. Nigon’s role as a broker with Cedar Point Capital, LLC, which served as our placement agent for certain private placements prior to our initial public offering and that we have paid Dr. Buller certain consulting fees in connection with services he has provided to us based on his expertise in translational medicine. The Board determined that these relationships will not interfere with the exercise of independent judgment by these individuals.

Board Leadership Structure

Our bylaws provide our Board with flexibility to combine or separate the positions of Chairman of our Board and Chief Executive Officer and/or to implement a presiding or lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Currently, Brian F. Sullivan, our Chief Executive Officer, is the Chairman of our Board. We believe that this leadership structure is appropriate at this time because:

●
it promotes unified leadership and direction for the Company;

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it allows for a single, clear focus for management to execute the Company’s strategic initiatives and business plans;

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our Chief Executive Officer is in the best position to chair board meetings and to ensure that the key business issues and risks facing the Company are brought to the Board’s attention; and

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we can more effectively execute our strategy and business plans to maximize stockholder value if the Chairman of the Board is also a member of the management team.

Our Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Family Relationships

Dr. Laing, our Chief Science Officer and a director, is a brother-in-law of Mr. Sullivan, the Chairman of our Board and Chief Executive Officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Risk Oversight

Our Board has oversight responsibility for the Company’s risk management process. The Board administers its oversight function through its committees but it retains responsibility for general oversight of risks. The committee chairs are responsible for reporting findings regarding material risk exposure to the Board as quickly as possible. The Board delegates to the Audit Committee oversight responsibility to review our Code of Ethics, including whether the Code of Ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess and manage our exposure to financial risk. Our Compensation Committee assesses and monitors any major compensation-related risk exposures and the steps management should take to monitor or mitigate such exposures.

Code of Ethics

We have adopted a Code of Ethics applicable to our principal executive officer and principal financial and accounting officer, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq Listing Rules. If any changes are made to, or any waivers given from, the Code of Ethics, these events would be disclosed on our website or in a Current Report on Form 8-K filed with the SEC within four business days of such event. The Code of Ethics is posted on our website at www.celcuity.com/home/investors/corporate-governance/.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2019, our Board met five times. During 2019, all directors attended in person or via teleconference 100% of the meetings that occurred during each director’s service on the Board.

The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2019, the Audit Committee met five times and the Compensation Committee and the Nominating and Corporate Governance Committee each met three times. All directors attended at least 75% of the meetings of each committee on which they served.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The independent members of the Board periodically meet outside the presence of management. The Audit Committee has adopted a policy of meeting in executive session, without management being present, on a regular basis. During 2019, the members of the Audit Committee met in executive session once.

The Board’s policy is that each member of the Board should attend our annual meetings of stockholders whenever practical and that at least one member of the Board must attend each annual meeting. Four of the five members of the Board attended the 2019 annual meeting of stockholders.

Audit Committee

We have established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary duties and responsibilities of our Audit Committee are to oversee (1) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (2) our systems of internal controls; (3) our Code of Ethics; and (4) our compliance with legal and regulatory requirements. In addition, our Audit Committee appoints and monitors the independence, qualifications and performance of our independent auditors, provides an avenue of communication between our independent auditors, management and the Board; and reviews and approves related party transactions as required by the Nasdaq Listing Rules.

Mr. Dalvey, Dr. Furcht, and Mr. Nigon are the members of our Audit Committee. The members of the Audit Committee are “independent directors” as that term is defined in Rules 5605(a)(2) and 5605(c)(2)(A) of the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. The Board has determined that Mr. Nigon and Mr. Dalvey are each an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules.

Compensation Committee

We have established a Compensation Committee. Our Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The Compensation Committee also reviews and makes recommendations to the Board with respect to director compensation and the issuance of stock options, restricted stock and other awards under our equity compensation plans. The Compensation Committee reviews and prepares the necessary compensation disclosures required by the SEC. Additionally, the Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and performance.

Our Compensation Committee has approved the compensation arrangements currently in place for our named executive officers. The Compensation Committee evaluates the performance of our Chairman and Chief Executive Officer and determines his compensation based on this evaluation without our Chairman and Chief Executive Officer present during voting or deliberations on his compensation. With respect to the other named executive officers, the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer as to performance evaluations and recommended compensation arrangements.

The Compensation Committee may approve executive compensation arrangements or, in its discretion, may recommend such matters to the full Board for approval. All executive compensation is based on assessments of executive performance, which are prepared by the Compensation Committee and submitted to the full Board for review and discussion. All Compensation Committee recommendations regarding director compensation are subject to approval by the full Board. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee.

Mr. Dalvey, Dr. Furcht, and Mr. Nigon are the members of our Compensation Committee. The members of the Compensation Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee. Mr. Dalvey, Dr. Furcht, and Mr. Nigon are the members of our Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The principal functions of the Nominating and Corporate Governance Committee are to:

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develop and recommend to the Board minimum qualifications for director nominees;

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identify and evaluate potential candidates for the Board and committee positions;

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recommend to the Board a slate of nominees for election as directors at our annual meetings of stockholders;

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recommend to the Board individuals to be appointed to the Board in connection with vacancies or newly created director positions and the termination of directors for cause or other appropriate reasons;

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review the size and composition of the Board and its committees;

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oversee our corporate governance practices;

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evaluate and make recommendations regarding stockholder proposals submitted to the Board for inclusion in the company’s proxy statement; and

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develop, recommend and oversee an annual self-evaluation process for the Board and its committees.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Nominating and Corporate Governance Committee identifies and recommends candidates it believes are qualified to stand for election as directors of Celcuity or to fill any vacancies on the Board. In identifying director candidates, the Nominating and Corporate Governance Committee may retain third party search firms. The Nominating and Governance Committee will make reasonable efforts to include at least one qualified woman or minority candidate in the initial list of director candidates for potential recommendation to the Board.

In order to evaluate and identify director candidates, the Nominating and Corporate Governance Committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Nominating and Corporate Governance Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it seeks a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. In particular, the Board will consider the manner in which a nominee’s appointment would impact the overall composition of the Board with regard to diversity of viewpoint, professional experience, education, skill, race, ethnicity, gender identity, sexual orientation, and national origin.

The Nominating and Corporate Governance Committee does not assign any particular weight or priority to any of these factors. The Nominating and Corporate Governance Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Celcuity; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with any code of ethics of the Company. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The Nominating and Corporate Governance Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Nominating and Corporate Governance Committee deems proper. After such review and consideration, the Nominating and Corporate Governance Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Nominating and Corporate Governance Committee recommends for Board approval any new directors to be nominated.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to nominate a qualified candidate for the 2021 annual meeting must submit such nomination in writing to our Corporate Secretary, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, in accordance with the stockholder proposal requirements summarized under “Stockholder Proposals” below.

BOARD OF DIRECTORS VACANCIES

Our bylaws authorize only our Board to fill vacant directorships, including newly created seats. In addition, the number of directors constituting our Board is permitted to be set only by a resolution adopted by our Board. These provisions prevent a stockholder from increasing the size of our Board and then gaining control of our Board by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of our Board but promotes continuity of management.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board, or any committee of our Board, by regular mail at Chief Executive Officer, Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446. All communications will be reviewed by management and, if appropriate to the duties and responsibilities of the Board, forwarded to the appropriate director or directors or to the full Board, as appropriate.

DIRECTOR COMPENSATION

  During 2019, Celcuity’s non-employee directors received compensation in the form of an equity award with a fair market value of $75,000 as of May 16, 2019, the date of grant. Each director could elect to receive the equity award in the form of restricted stock or stock options and each director then-serving on the Board elected to receive the equity award in the form of a stock option. Each stock option is for the purchase of 5,054 shares, the number of shares that results in the option having a Black Scholes value of $75,000 as of the date of grant. The stock options have an exercise price of $22.45 per share, which is equal to the closing price of a share of the Company’s common stock on the date of grant. In December 2019, upon his appointment to the Board, Dr. Buller received pro-rata compensation in the form of an equity award with a fair market value of $31,930. The stock option is for the purchase of 4,555 shares, the number of shares that results in the option having a Black Scholes value of $31,930 as of the date of grant. The stock option has an exercise price of $10.68 per share, which is equal to the closing price of a share of the Company’s common stock on the date of grant. The above stock options will vest and become exercisable with respect to 100% of the shares on April 30, 2020 and will remain exercisable for the remainder of the 10-year term. The Compensation Committee has not yet determined compensation for the non-employee directors for 2020.

In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director.

Fiscal Year 2019 Director Compensation

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended December 31, 2019. Mr. Sullivan and Dr. Laing are not included in this table since they are each an employee of the Company and receive no compensation for their services as a director. Each of Mr. Sullivan and Dr. Laing are included in the Summary Compensation Table under “Executive Compensation” below.

Name	Option Awards(1)(2)	All Other Compensation	Total
Maureen Cronin	$75,000	$-	$75,000
Richard E. Buller	$31,930	$14,951(3)	$46,881
David F. Dalvey	$75,000	$-	$75,000
Leo T. Furcht	$75,000	$-	$75,000
Richard J. Nigon	$75,000	$-	$75,000

(1)
Reflects the aggregate grant date fair value of equity awards to each director during 2019, calculated in accordance with FASB ASC Topic 718. Dr. Buller received an option to purchase 4,555 shares of common stock at an exercise price of $10.68. Dr. Cronin, Mr. Dalvey, Dr. Furcht and Mr. Nigon each received an option to purchase 5,054 shares of common stock at an exercise price of $22.45. Dr. Cronin forfeited her unvested stock option upon her resignation from the Board on June 12, 2019. Refer to “Note 10 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the assumptions used in calculating the award amount.

(2)
The aggregate number of stock options held by each of the directors listed in the table above as of December 31, 2019 was as follows: Dr. Buller, options to purchase 4,555 shares; Mr. Dalvey, options to purchase 16,455 shares; Dr. Furcht, options to purchase 7,304; and Mr. Nigon, options to purchase 16,455 shares. Dr. Cronin does not hold any options.

(3)
Consists of $14,951 in consulting fees incurred by the Company for consulting fees payable to Dr. Buller in connection with services he has provided to us based on his expertise in translational medicine.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains information regarding the beneficial ownership of Celcuity’s common stock as of March 17, 2020 (except as otherwise indicated) by (i) each person who is known by Celcuity to beneficially own more than 5% of the outstanding shares of our common stock; (ii) each director of Celcuity; (iii) each director nominee; (iv) each named executive officer of Celcuity; and (v) all executive officers and directors as a group. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares and the business address of each person is c/o Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(2)
5% Stockholders
The Globe Resources Group, LLC (3)	680,556	6.6%

Officers and Directors
Richard E. Buller	4,555	*
David F. Dalvey (4)	266,455	2.6%
Leo T. Furcht	7,304	*
Vicky Hahne	31,954	*
Lance G. Laing	1,270,960	12.4%
Richard J. Nigon (5)	149,901	1.5%
Brian F. Sullivan	2,795,071	27.2%
All directors and executive officers as a group (7 individuals)	4,526,200	43.5%

* less than 1%

(1)
The beneficial ownership reported in the table includes shares of common stock the beneficial owners have the right to acquire within 60 days of March 17, 2020 upon the exercise of stock options or warrants as follows: Dr. Buller, 4,555 shares; Mr. Dalvey, 16,455 shares; Dr. Furcht, 7,304 shares; Ms. Hahne, 28,305 shares; Dr. Laing, 20,960 shares; Mr. Nigon, 39,323 shares; Mr. Sullivan, 39,297 shares; and all directors and executive officers as a group, 156,199 shares.

(2)
Calculated based on 10,253,988 issued and outstanding shares of Celcuity common stock as of March 17, 2020, plus, for each individual, any securities that such individual has the right to acquire within 60 days of March 17, 2020.

(3)
The address of The Globe Resources Group, LLC is 8301 E. 21st Street North, Suite 420, Wichita, KS 67206. The number of shares owned by The Globe Resources Group, LLC is based on information provided by the Company’s transfer agent.

(4)
Mr. Dalvey’s beneficial ownership includes 250,000 shares of common stock owned by Brightstone Venture Capital Fund, LP, of which Mr. Dalvey is the General Partner.

(5)
Mr. Nigon’s beneficial ownership includes 20,300 shares of common stock held as trustee of a trust for certain family members. Mr. Nigon disclaims beneficial ownership of such shares.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and their current age. Our executive officers are appointed by our Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.
Name	Age	Positions
Brian F. Sullivan	58	Chairman of the Board and Chief Executive Officer
Lance G. Laing	58	Chief Science Officer, Vice President, Secretary and Director
Vicky Hahne	54	Chief Financial Officer

For biographical information about Mr. Sullivan and Dr. Laing, please refer to Proposal 1 entitled “Election of Directors.” Biographical information about Ms. Hahne is as follows:

 Vicky Hahne, Chief Financial Officer

Ms. Hahne joined as our Chief Financial Officer in July 2017. She has more than 20 years of financial leadership experience, including the most recent 10 years in the healthcare industry. Prior to joining Celcuity, Ms. Hahne served as Controller of Respiratory Technologies Inc., a medical device manufacturer, from 2015 to 2017. While at Respiratory Technologies, she played a key role in the due diligence process to sell the company to Koninklijke Philips. In 2014, she served as Controller for Ability Network Inc., a healthcare information technology company. From 2007 to 2012, Ms. Hahne served as Controller of Sterilmed Inc., a medical device reprocessing company, where she was significantly involved in the sale of the company to Johnson & Johnson. Prior to these roles, Ms. Hahne held several senior financial positions at SimonDelivers Inc., including Chief Financial Officer. Ms. Hahne has extensive experience in early stage, high growth companies with responsibilities including financial controls and stewardship, financial analysis, mergers and acquisitions, building infrastructure and systems. She received a B.S. degree in Finance and Accounting from Northern State University and received her CPA certificate in 1990.

EXECUTIVE COMPENSATION

Overview

The compensation of our executive officers is structured with the goal of providing a competitive compensation program that will enable us to attract and retain highly-qualified executives, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. Our Chief Executive Officer, Chief Science Officer, and Chief Financial Officer (collectively, our “named executive officers”) are currently compensated with a base salary and milestone-based incentive pay. In addition, we have equity incentive plans and an employee stock purchase plan, under which we grant and have granted options and other equity awards to our named executive officers, employees, directors, consultants and independent contractors. See the “Employee Benefit Plans” subsection below for additional information on these plans.

Milestone Incentive Pay

We provide our named executive officers and other senior managers the opportunity to earn incentive payments under a milestone-based incentive pay program. Payments under the incentive program are based on our achievement of milestones that advance our core business strategy. Milestones currently in effect are the establishment of companion diagnostic, or CDx, development programs with pharmaceutical companies. Future milestones will be established by our Compensation Committee. Each participant is granted the opportunity to earn incentive pay up to a maximum percentage of his or her base salary. The range of milestone-based incentive pay for each of our named executive officers is 25 - 80% of base salary. Incentive payments under the incentive program may be made entirely in the form of equity awards or partly in cash and partly in the form of equity awards. No payments were made under the program in fiscal year 2019.

Employment Agreements, Severance and Change in Control Agreements

We have not entered into employment agreements, severance agreements or change-of-control agreements with our named executive officers. Mr. Sullivan, Dr. Laing, and Ms. Hahne have each entered into a confidentiality, assignment of inventions and non-competition agreement with us, which provides, among other things, that the named executive officer will not engage in a competitive business or solicit our employees or consultants for a period of 24 months after termination of employment.

Summary Compensation Table

The following table summarizes the compensation for fiscal 2019 and 2018 of Celcuity’s named executive officers:

Name and Principal Position	Year	Salary	Option Awards (1)	Non-Equity Incentive Plan Compensation	Total
Brian F. Sullivan	2019	$250,000	$741,544	$-	$991,544
Chairman and Chief Executive Officer	2018	$250,000	$314,196	$-	$564,196
Lance G. Laing	2019	$315,000	$676,300	$-	$991,300
Chief Science Officer	2018	$285,461	$31,145	$94,500	$411,106
Vicky Hahne	2019	$164,615	$40,578	$-	$205,193
Chief Financial Officer	2018	$154,615	$62,540	$25,000	$242,155

(1)
Reflects the aggregate grant date fair value of equity awards to each named executive officer during 2019, calculated in accordance with FASB ASC Topic 718. Refer to “Note 10 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2019 for a discussion of the assumptions used in calculating the award amount.

Outstanding Equity Awards at Fiscal Year End 2019

The following table lists the outstanding equity awards held by each of our named executive officers as of December 31, 2019:

		OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Brian F. Sullivan	5/17/2017	21,500	0	$8.40	5/17/2027
	9/19/2017	8,220	0	$9.50	9/19/2027
	8/13/2018	3,769	0	$26.00	8/13/2028
	10/17/2018	4,280	10,395(1)	$25.77	10/17/2028
	8/12/2019	0	4,985(2)	$19.72	8/12/2029
	8/12/2019	0	50,000(3)	$19.72	8/12/2029
Lance G. Laing	5/17/2017	16,125	0	$8.40	5/17/2027
	9/19/2017	4,110	0	$9.50	9/19/2027
	10/17/2018	534	1,300(4)	$25.77	10/17/2028
	8/12/2019	0	50,000(5)	$19.72	8/12/2029
Vicky Hahne	5/17/2017	22,656	14,844(6)	$8.40	5/17/2027
	7/5/2018	1,062	1,938(7)	$23.48	7/05/2028
	10/17/2018	271	661(8)	$25.77	10/17/2028
	8/12/2019	0	3,000(9)	$19.72	8/12/2029

(1)
This option vests as to 305.75 shares in 34 remaining installments on the 1st of each of month beginning January 1, 2020 and ending October 1, 2022.

(2)
This option vests as to 100% of the shares on September 19, 2020.

(3)
This option vests as to 12,500 shares on August 12, 2020 and as to 1,041.67 shares in 36 installments on the 1st of each of month beginning September 1, 2020 and ending August 1, 2023.

(4)
This option vests as to 38.22 shares in 34 remaining installments on the 1st of each of month beginning January 1, 2020 and ending October 1, 2022.

(5)
This option vests as to 12,500 shares on August 12, 2020 and as to 1,041.67 shares in 36 installments on the 1st of each of month beginning September 1, 2020 and ending August 1, 2023.

(6)
This option vests as to 781.25 shares in 19 remaining installments on the 1st of each of month beginning January 1, 2020 and ending July 1, 2021.

(7)
This option vests as to 62.50 shares in 31 remaining installments on the 1st of each of month beginning January 1, 2020 and ending July 1, 2022.

(8)
This option vests as to 19.42 shares in 34 remaining installments on the 1st of each of month beginning January 1, 2020 and ending October 1, 2022.

(9)
This option vests as to 750 shares on August 12, 2020 and as to 62.50 shares in 36 installments on the 1st of each of month beginning September 1, 2020 and ending August 1, 2023.

Employee Benefit Plans

2017 Stock Incentive Plan. Our 2017 Stock Incentive Plan (the “2017 Plan”) was adopted by our Board on September 6, 2017, became effective September 15, 2017, and was approved by our stockholders at the Company’s annual meeting on May 10, 2018. The Company reserved a total of 750,000 shares for issuance under the 2017 Plan. As of December 31, 2019, options to purchase 355,564 of shares were outstanding. The number of shares reserved for issuance under the 2017 Plan will increase automatically on January 1, 2019 and each subsequent anniversary through January 1, 2027 by the number of shares equal to 1.0% of the aggregate number of outstanding shares of the Company’s common stock as of the immediately preceding December 31. However, the Board may reduce the amount of the increase in any particular year, and the Board decided that no increase would occur on January 1, 2019. The Board did allow an automatic increase in the number of shares reserved for issuance by 102,540 shares on January 1, 2020, for a total of 488,718 shares remaining under the 2017 Plan as of January 1, 2020. The maximum permitted term of options granted under the 2017 Plan is ten years. The 2017 Plan provides for share options, restricted stock awards, stock appreciation rights, restricted stock units, performance awards and stock bonuses.

Our 2017 Plan provides that, in the event of specified types of mergers or consolidations, a sale, lease, or other disposition of all or substantially all of our assets or other corporate transactions, outstanding awards under our 2017 Plan may be assumed or replaced by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding under our 2017 Plan; outstanding awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities (or a combination thereof) of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or outstanding awards may be terminated for no consideration. Our Board or its Compensation Committee has the discretion to provide that a stock award under our 2017 Plan will immediately vest as to all or any portion of the shares subject to the stock award at the time of a corporate transaction or in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of the transaction. Stock awards held by participants under our 2017 Plan will not vest automatically on such an accelerated basis unless specifically provided in the participant’s applicable award agreement. In the event of a corporate transaction, the vesting of all awards granted to non-employee directors shall accelerate and such awards shall become exercisable (as applicable) in full upon the consummation of the corporate transaction.

See Proposal 4 in this Proxy Statement for additional information on the proposed Amended and Restated 2017 Stock Incentive Plan.

2017 Employee Stock Purchase Plan. Our 2017 Employee Stock Purchase Plan (the “ESPP”) was adopted by our Board on September 6, 2017 and approved by our stockholders at the Company’s annual meeting on May 10, 2018. The Company has reserved a total of 100,000 shares for issuance under the ESPP. As of December 31, 2019, 26,636 shares had been issued and 73,364 remain available for issuance. The number of shares reserved for issuance under the ESPP will increase automatically on the first day of each fiscal year beginning in 2019 by the number of shares equal to 0.5% of the total outstanding number of shares of common stock. However, the Board may reduce the amount of the increase in any particular year, and the Board decided that no increase would occur on January 1, 2019. The Board did allow an automatic increase in the number of shares reserved for issuance by 51,270 shares on January 1, 2020, for a total of 124,634 shares remaining under the ESPP as of January 1, 2020. The ESPP provides participating employees with an opportunity to purchase shares of the Company’s common stock at a discount through payroll deductions. The ESPP is available to all employees unless they are employed for less than 20 hours per week or own 5% or more of the total combined voting power or value of the Company’s common stock. The ESPP is administered using overlapping 24 month offering periods, referred to as an Offering Period. Each Offering Period has four six-month purchase periods. A new Offering Period and purchase period begin every six months on May 1 and November 1 of each year. Participating employees may purchase common stock, on a voluntary after tax-basis, at a price equal to 85% of the fair market value of a share of common stock on either the offering date or the purchase date, whichever is lower. If the purchase date has a lower price, the employee will automatically be placed in the Offering Period beginning immediately after the purchase date. If the Company is dissolved or liquidated, any purchase period or Offering Period will terminate immediately prior to the dissolution or liquidation. If we sell substantially all of our assets to another company or engage in a merger or consolidation where our stockholders will own less than 50% of shares of stock in the resulting company, the ESPP will either be assumed by the successor entity or a new purchase date will be set before the transaction is completed, after which the ESPP will terminate.

2012 Equity Incentive Plan. Prior to adopting the 2017 Plan, our 2012 Equity Incentive Plan (the “2012 Plan”) was adopted by the board of governors and approved by the members of Celcuity LLC on August 10, 2012 and was subsequently amended on November 12, 2012. We had originally reserved 625,000 shares for issuance under the 2012 Plan. As of December 31, 2019, options to purchase 229,651 of these shares were outstanding. We have ceased granting any additional awards under the 2012 Plan. However, any outstanding options granted under the 2012 Plan will remain outstanding subject to the terms of our 2012 Plan and the related option agreements until such outstanding options are exercised or until they terminate or expire by their terms. In the event of our merger, consolidation, sale of substantially all assets, liquidation or dissolution or other change of control, the 2012 Plan provides that the Board may accelerate the exercisability of awards, terminate the 2012 Plan and unexercised awards, continue the 2012 Plan with respect to outstanding awards, replace or exchange incentive awards for similar securities of the successor, substitute the awards with similar awards of the successor or provide for cash payment for outstanding awards (net of exercise price).

Retirement Savings Plans. Celcuity maintains an employee benefit plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company currently matches up to $1,000 per employee per year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)(2)
Equity compensation plans approved by stockholders	585,215	$14.37	459,542
Equity compensation plans not approved by stockholders	-	-	-
Total	585,215	$14.37	459,542

(1)
Includes 386,178 shares of common stock available for issuance under the 2017 Plan and 73,364 shares of common stock available for issuance under the ESPP as of December 31, 2019.

(2)
Warrants to purchase 353,585 shares of Company common stock also remain outstanding. These warrants were not issued as part of an equity compensation plan and are not reflected in this table.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since January 1, 2018, there were no related party transactions arising or existing requiring disclosure under applicable Nasdaq Listing Rules or SEC rules and regulations.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Policies and Procedures for Related Party Transactions

We have a written related person transactions policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

AUDIT COMMITTEE REPORT

Management is responsible for Celcuity's financial reporting process, including the system of internal controls, and for preparing Celcuity's financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Celcuity's management and the independent registered public accounting firm.

During 2019, the Audit Committee, consisting of Richard J. Nigon (chairman), David F. Dalvey, and Leo T. Furcht held five meetings. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and Celcuity's independent registered public accounting firm, Boulay PLLP (“Boulay”). The Audit Committee discussed with Boulay the overall scope and plans for its 2019 audit. The Audit Committee met with Boulay, with and without management present, to discuss the results of its examinations and its evaluations of Celcuity's system of internal controls.

During the meetings held in 2019, the Audit Committee reviewed and discussed, among other things:

●
Celcuity’s financial statements, its Quarterly Reports on Form 10-Q, and any reports received from the independent registered public accounting firm;

●
recent accounting pronouncements and the Company’s significant accounting policies;

●
disclosure controls and procedures and internal controls over financial reporting; and

●
engagement of Celcuity’s independent registered public accounting firm.

In March 2020, the Audit Committee reviewed and discussed the 2019 audited financial statements and notes to the financial statements proposed for inclusion in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with management and Boulay, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm's independence from management, including whether the provision of non-audit services is compatible with maintaining the firm's independence, and matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence.

Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that Celcuity’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC.

Audit Committee

Richard J. Nigon (chairman)

David F. Dalvey

Leo T. Furcht

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2021 annual meeting, must satisfy the requirements set for in the advance notice provision under our bylaws. To be timely submitted for our 2021 annual meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on January 15, 2021 and the close of business on February 14, 2021. If the date of the 2021 annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the first anniversary of the 2020 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the 2021 annual meeting or, if the first public announcement of the date of the 2021 annual meeting is less than 100 days prior to the date of the 2021 annual meeting, the 10th day following the day on which public announcement of the date of the 2021 annual meeting is first made.

Notwithstanding the foregoing, if the number of directors to be elected to our Board is increased and no public announcement naming all of the nominees for director or specifying the size of the increased Board is made by the Company at least 100 days prior to the first anniversary of the 2020 Annual Meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the stockholder delivers such notice to our Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which a public announcement naming all of the nominees for director or specifying the size of the increased Board is first made by the Company. Notice sent to the Company must comply with the requirements set forth in the Company’s bylaws. You are advised to review the Company’s bylaws, and due to the complexity of the respective rights of the stockholders and the Company in this area, you are advised to consult with your legal counsel with respect to such rights.

In addition, any stockholder proposal intended to be included in the proxy statement for the 2021 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 3, 2020. If the date of the 2021 annual meeting is moved by more than 30 days from the first anniversary of the 2020 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

By Order of the Board of Directors:

/s/ Brian F. Sullivan

Chairman of the Board of Directors and Chief Executive Officer

Dated: March 31, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020.

The Notice, this Proxy Statement, and the Annual Report on Form 10-K are available at www.proxyvote.com and on the Investor Relations section of Celcuity’s website at www.celcuity.com/home/investors/.

Appendix A

CELCUITY INC.

AMENDED AND RESTATED

2017 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

		Page
1	Purpose of Plan	1
2	Definitions	1
3	Effective Date and Duration of the Plan	3
	3.1 Effective Date and Duration	3
	3.2 Stockholder Approval	3
4	Shares Available for Issuance	3
	4.1 Plan Reserve	3
	4.2 Accounting for Incentive Awards	3
	4.3 Incentive Award Limitations Under the Plan	4
	4.4 Adjustments to Shares and Incentive Awards	4
5	Plan Administration	4
	5.1 The Committee	4
	5.2 Authority of the Committee	4
6	Participation	5
7	Options	5
	7.1 Grant	5
	7.2 Exercise Price	5
	7.3 Exercisability and Duration	5
	7.4 Payment of Exercise Price	5
	7.5 Manner of Exercise	5
	7.6 Aggregate Limitation of Stock Subject to Incentive Stock Options	5
8	Stock Appreciation Rights	6
	8.1 Grant	6
	8.2 Exercisability and Duration	6
9	Restricted Stock Awards and Restricted Stock Unit Awards	6
	9.1 Grant	6
	9.2 Rights as a Stockholder; Transferability	6
	9.3 Dividends and Distributions	6
	9.4 Enforcement of Restrictions	6
10	Performance Awards	6
	10.1 Grant	6
	10.2 Performance Goals	6
	10.3 Form of Payment	7
11	Stock Bonuses	7
12	Effect of Termination of Employment or Other Service	7
	12.1 Termination Due to Death, Disability or Retirement	7
	12.2 Termination for Reasons Other than Death, Disability or Retirement	7
	12.3 Modification of Rights Upon Termination	8
	12.4 Exercise of Incentive Stock Options Following Termination	8
	12.5 Date of Termination of Employment or Other Service	8
13	Payment of Withholding Taxes	8
	13.1 General Rules	8
	13.2 Special Rules	8
14	Action upon Change in Control	8
15	Rights of Eligible Recipients and Participants; Transferability	9
	15.1 Employment or Service	9
	15.2 Rights as a Stockholder	9
	15.3 Restrictions on Transfer	9
	15.4 Breach of Confidentiality or Non-Compete Agreements	9
	15.5 Non-Exclusivity of the Plan	9
16	Securities Law and Other Restrictions	9
17	Plan Amendment, Modification and Termination	10
18	Miscellaneous	10
	18.1 Successors and Assigns	10
	18.2 Governing Law	10

CELCUITY INC.
AMENDED AND RESTATED
2017 STOCK INCENTIVE PLAN

1. Purpose of Plan.

The purpose of the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan (the “Plan”) is to advance the interests of Celcuity Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of skill and ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1. “Board” means the Board of Directors of the Company.

2.2. “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or lend a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

2.3. “Cause” means:

(a) “Cause” as defined in any employment or other agreement or policy applicable to the Participant; or

(b) If no such agreement or policy exists, (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) substantial failure on the part of the Participant to perform his or her duties to the Company or any Subsidiary or gross negligence on the part of the Participant in the performance of such duties, (iii) any unlawful or criminal activity of a serious nature, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

2.4. “Change in Control” of the Company means the occurrence of any of the following events:

(a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) except where such sale, lease, exchange or other transfer is to an entity controlled by the Company;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(c) any person becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors; or

(d) a merger or consolidation to which the Company is a party if the persons who are the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule l3d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means the group of individuals administering the Plan, as provided in Section 5 of the Plan.

1

2.7. “Common Stock” means the common stock of the Company, $0.001 par value, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.4 of the Plan.

2.8. “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.9. “Effective Date” means September 18, 2017.

2.10. “Eligible Recipient” means any employee of the Company or any Subsidiary and any non-employee director, consultant or independent contractor of the Company or any Subsidiary.

2.11. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12. “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the last reported sale price of a share of Common Stock as of such date during the regular daily trading session on the Nasdaq Capital Market or on any other national exchange (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (ii) if the Common Stock is publicly traded but is not so listed, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, in the over-the- counter market (or, if no shares were quoted on such date, as of the next preceding date on which there was such a quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, taking into account all available information material to the value of the Common Stock, and consistent with the definition of “fair market value” under Section 409A of the Code.

2.13. “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.14. “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15. “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that does not qualify as an Incentive Stock Option.

2.16. “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17. “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18. “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals.

2.19. “Performance Goal” means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a Company, Subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and· net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities, prior periods of performance, or other external measures of the selected performance criteria.

Pursuant to rules and conditions adopted by the Committee on or before the earlier of the expiration of twenty-five percent (25%) of the applicable performance period or the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt. Performance Goals may include individual objectives or other subjective criteria.

2.20. “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant.

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2.21. “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 9 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 9.

2.22. “Restricted Stock Unit Award” means an award granted to an Eligible Recipient pursuant to Section 9 of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

2.23. “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company’s plan or practice for purposes of this determination.

2.24. “Securities Act” means the Securities Act of 1933, as amended.

2.25. “Share” means a share of Common Stock.

2.26. “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company at the time of exercise, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

2.27. “Stock Bonus” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.

2.28. “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3. Effective Date and Duration of the Plan.

3.1. Effective Date and Duration. The Plan is effective as of the Effective Date. The Plan will terminate at midnight on September 6, 2027 and may be terminated prior to such time by Board action, and no Incentive Award may be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

3.2. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for approval within twelve (12) months before or after the Effective Date. Incentive Awards may be granted prior to the date this Plan is approved by the stockholders of the Company; provided, however, that any Incentive Stock Options granted after adoption of the Plan by the Board shall be treated as Non-Statutory stock options if stockholder approval is not obtained within such twelve-month period.

4. Shares Available for Issuance.

4.1. Plan Reserve. Subject to adjustment as provided in Section 4.4 of the Plan, an aggregate of Eight Hundred Forty-Four Thousand Two Hundred Eighty-Two (844,282) Shares are reserved for issuance under the Plan. On January 1 of each year commencing in 2021 and ending on (and including) January 1, 2027, an additional number of Shares shall become available for issuance under the Plan equal to the lesser of: (i) one percent (1%) of the number of Shares issued and outstanding as of the immediately preceding December 31, and (ii) another amount determined by the Board. Notwithstanding the foregoing, the number of Shares available under the Plan to be issued as Incentive Stock Options shall not exceed Seven Hundred Fifty Thousand (750,000) Shares, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions.

4.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for re-issuance under the Plan after they have been so forfeited. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Incentive Award or shares of Common Stock withheld to pay the exercise price of an Option will not become available for re-issuance under the Plan after they have been withheld for such purposes.

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4.3. Incentive Award Limitations Under the Plan. Notwithstanding any provision in the Plan to the contrary, the number of Shares subject to an Incentive Award or Awards granted under the Plan in any calendar year to any one Eligible Recipient shall not, in the aggregate, be more than 250,000 Shares; provided, however, that such limitation shall be 500,000 Shares in the case of Incentive Awards granted to an Eligible Recipient in the calendar year in which such Eligible Recipient commences employment with the Company or a Subsidiary. Such annual Incentive Award limitations shall be subject to adjustment as provided in Section 4.4 of the Plan. For purposes of applying such annual Incentive Award limitations to Incentive Awards denominated in a form other than Shares, the number of Shares subject to such Incentive Award shall be determined by dividing the maximum amount payable under such Incentive Award by the Fair Market Value of a Share at the date of grant

4.4.  Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Options, and (b) the exercise price of outstanding Options.

5.  Plan Administration.

5.1. The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

5.2.  Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to reduce the exercise price of any outstanding Option, modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect, that such amendment or modification does not cause the Incentive Award to become subject to Section 409A of the Code, and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 5.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive Award for purposes of the Plan.

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(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

6. Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

7.  Options.

7.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

7.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant (or, with respect to an Incentive Stock Option, one hundred ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

7.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after ten (10) years from its date of grant (five (5) years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

7.4.  Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, of Previously Acquired Shares, or of a promissory note (on terms acceptable to the Committee in its sole discretion), through the withholding of shares of Common Stock from the number of shares of Common Stock otherwise issuable upon the exercise of the Option, or by a combination of such methods, or by any other form of payment the Committee may authorize.

7.5.  Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office, and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 7.4 of the Plan.

7.6. Aggregate Limitation of Stock Subject to Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

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8.  Stock Appreciation Rights.

8.1. Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

8.2. Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 7.5 of the Plan.

9.  Restricted Stock Awards and Restricted Stock Unit Awards.

9.1.  Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Unit Awards under the Plan, and such Restricted Stock Awards or Restricted Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, such as forfeiture or a repurchase option, not inconsistent with the provisions of the Plan, to the vesting of or the lapse of restrictions or conditions for any such Restricted Stock Award or Restricted Stock Unit Award as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

9.2. Rights as a Stockholder; Transferability. Except as provided in Sections 9.1, 9.3 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 9 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. In the case of Restricted Stock Unit Awards, no Shares shall be issued at the time such Restricted Stock Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Unit Awards evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Unit Award.

9.3.  Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends, if any) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 9, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

10.  Performance Awards.

10.1. Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

10.2. Performance Goals. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain Performance Goals. Subject to the terms of the Plan and any applicable Performance Award agreement, the Committee will have the sole discretion to determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award.

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10.3. Form of Payment. A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock Awards). The Committee will have the sole discretion to determine the form in which payment of the economic value of Performance Awards will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

11.  Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 11 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

12.  Effect of Termination of Employment or Other Service.

12.1. Termination Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award:

(a) In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(i) all outstanding Options and Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and remain exercisable for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

(ii) all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant will become fully vested; and

(iii) all Performance Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Awards or Stock Bonuses.

(b) In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(i) all outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of six (6) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

(ii) all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(iii) all Performance Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Awards or Stock Bonuses.

12.2. Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Awards and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Awards or Stock Bonuses; provided, however, that if such termination is due to any reason other than voluntary termination by the Participant or termination by the Company or any Subsidiary for “Cause,” all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable, to the extent exercisable as of such termination, for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

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12.3. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive Award may remain exercisable or continue to vest beyond its expiration date. Notwithstanding the foregoing, no extension to exercise will be permitted if such extension would cause the Incentive Award to become subject to Section 409A of the Code.

12.4. Exercise of Incentive Stock Options Following Termination. Any Incentive Stock Option that remains exercisable pursuant to an agreement with the Company following termination of employment and is unexercised more than one (1) year following termination of employment by reason of death or Disability or more than three (3) months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option.

12.5. Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records. For purposes of the Plan, no termination of employment or other service by a Participant shall be deemed to result from either (a) a transfer of employment to the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to reemployment or continuation of service is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Incentive Award is subject thereto.

13. Payment of Withholding Taxes.

13.1.  General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

13.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by electing to tender a Broker Exercise Notice, Previously Acquired Shares, or a promissory note (on terms acceptable to the Committee in its sole discretion), to have the Company withhold shares of Common Stock from the number of shares of Common Stock otherwise issuable to the Participant, or by a combination of such methods.

14.  Action upon Change in Control.

If a Change in Control of the Company occurs or is about to occur, the Committee, in its sole discretion, may provide for one or more of the following:

(a) the partial or full acceleration of the exercisability of outstanding Incentive Awards held by some or all Participants, provided that the Committee, in its sole discretion, may condition such acceleration (or the Participant’s receipt of any securities or payments with respect to such acceleration) upon the Participant’s continued service to the Company or to the successor person in the Change in Control;

(b) the complete termination of the Plan and cancellation of outstanding Incentive Awards not exercised prior to a date specified by the Committee;

(c) the continuance of the Plan with respect to outstanding Incentive Awards;

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(d) replacement or exchange of the Incentive Awards for options to purchase similar securities of the successor person in the Change in Control;

(e) the substitution for outstanding Incentive Awards of shares of common stock of the person acquiring control of the Company or a related corporation; or

(f) the receipt by some or all Participants holding outstanding Incentive Awards with respect to some or all of the shares of Common Stock subject to such Incentive Awards, as of the effective date of any such Change in Control of the Company, of cash in an amount equal to the excess of the per share price paid in connection with the Change in Control of the Company over the exercise price per share of such Incentive Awards, multiplied by the number of shares subject to such Incentive Awards.

15. Rights of Eligible Recipients and Participants; Transferability.

15.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.2. Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

15.3.  Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of a Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees.

15.4. Breach of Confidentiality, Assignment of Inventions or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

15.5. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously or subsequently approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16. Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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17. Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 5.2, 4.4 and 14 of the Plan.

18. Miscellaneous.

18.1. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

18.2. Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, without regard to the conflicts of laws principles of any jurisdictions.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect six directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Richard E. Buller 02) David F. Dalvey 03) Leo T. Furcht 04) Lance G. Laing 05) Richard J. Nigon
06) Brian F. Sullivan

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratify the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐
3. Approve, by a non-binding and advisory vote, compensation of the named executive officers.	☐	☐	☐
4. Approve our Amended and Restated 2017 Stock Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000450131_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

CELCUITY INC.
Annual Meeting of Stockholders
May 14, 2020 2:00 PM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brian F. Sullivan and Vicky M. Hahne, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CELCUITY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM CDT on May 14, 2020, at Celcuity Inc., 16305 36th Avenue North, Suite 100, Minneapolis, MN 55446, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000450131_2 R1.0.1.18